UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2019

Central Index Key Number of the issuing entity: 0001790013

Benchmark 2019-B14 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact Names of the Sponsors as Specified in their Charters)

New York	333-226123-05	13-3789046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue, New York, New York	10179
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 834-5467

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On or about November 21, 2019, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) is expected to cause the issuance of the Benchmark 2019-B14 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B14 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of November 1, 2019 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class D, Class E, Class S and Class R Certificates, (iii) the Class F-RR, Class G-RR and Class NR-RR Certificates (collectively, the “Risk Retention Certificates” and, together with the Class X-D, Class D, Class E, Class S and Class R Certificates, the “Privately Offered Certificates”), (iv) the Class 225B-A, Class 225B-B, Class 225B-C, Class 225B-D and Class 225B-E Certificates (collectively, the “Offered Loan-Specific Certificates”) and (v) the VRR Interest and the 225B-VRR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about November 21, 2019, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of fifty-three (53) commercial mortgage loans (the “Mortgage Loans”), secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee simple and/or leasehold estates in 112 commercial, multifamily and/or manufactured housing community properties, and a subordinate interest in one commercial mortgage loan (the “Trust Subordinate Companion Loan”). Certain of the Mortgage Loans were acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 21, 2019, between the Registrant and JPMCB; certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 21, 2019, between the Registrant and CREFI; and certain of the Mortgage Loans and the Trust Subordinate Companion Loan were acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 21, 2019, between the Registrant and GACC.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
225 Bush	N/A	Exhibit 99.4
The Essex	N/A	Exhibit 99.5
Innovation Park	(1)	Exhibit 99.6
180 Water	(1)	Exhibit 99.7
Harvey Building Products Portfolio	N/A	Exhibit 99.8
Legends at Village West	N/A	Exhibit 99.9
Osborn Triangle	Exhibit 4.2	Exhibit 99.10
Tysons Tower	Exhibit 4.3	Exhibit 99.11
900 & 990 Stewart Avenue	Exhibit 4.4	Exhibit 99.12
Hilton Cincinnati Netherland Plaza	N/A	Exhibit 99.13
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Grand Canal Shoppes	Exhibit 4.5	Exhibit 99.14
230 Park Avenue South	Exhibit 4.3	Exhibit 99.15
8 West Centre	N/A	Exhibit 99.16
Sunset North	Exhibit 4.4	Exhibit 99.17
600 & 620 National Avenue	Exhibit 4.6	Exhibit 99.18
City Hyde Park	Exhibit 4.4	Exhibit 99.19
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the related Servicing Shift Securitization Date, on and after which the subject Whole Loan will be serviced pursuant to the related Non-Serviced PSA. Such Non-Serviced PSA will be identified and filed on a Form 8-K following such Servicing Shift Securitization Date.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans and the Trust Subordinate Companion Loan were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of November 5, 2019, between the Registrant and the Underwriters, (ii) the sale of the Class X-D, Class D, Class E, Class R and Class S Certificates by the Registrant to J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of November 5, 2019, between the Registrant and the Initial Purchasers, (iii) the sale of the Risk Retention Certificates by the Registrant to KKR CMBS II Aggregator Type 1 L.P. (the “Third Party Purchaser”), pursuant to a Certificate Purchase Agreement, dated as of November 5, 2019, between the Registrant and the Third Party Purchaser, (iv) the sale of the Offered Loan-Specific Certificates by the Registrant to Deutsche Bank Securities Inc., as loan-specific initial purchaser (in such capacity, the “Loan-Specific Initial Purchaser”), pursuant to the Certificate Purchase Agreement, dated as of November 5, 2019, between the Registrant and the Loan-Specific Initial Purchaser and (v) the transfer of the VRR Interest by the Registrant to Deutsche Bank AG, New York Branch (“DBNY”), CREFI and JPMCB (collectively, in such capacities, the “VRR Interest Holder”) and the transfer of the 225B-VRR Interest by the Registrant to DBNY (in such capacity, the “225B-VRR Interest Holder”), in each case, pursuant to the VRR Interest Purchase Agreement, dated as of November 6, 2019, between the Registrant, GACC, CREFI, JPMCB and DBNY. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates, the Offered Loan-Specific Certificates, the VRR Interest and the 225B-VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 6, 2019 and filed with the Securities and Exchange Commission on November 21, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $1,144,205,000, on November 21, 2019. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,327,768, were approximately $1,228,354,919. Of the expenses paid by the Registrant, approximately $811,368 were paid directly to affiliates of the Registrant, approximately $38,954 in the form of fees were paid to the Underwriters, $105,177 were paid to or for the Underwriters and approximately $4,372,268 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to (i) the Initial Purchasers on such date the Privately Offered Certificates (other than the Risk Retention Certificates), having an aggregate initial certificate balance of $59,630,000, (ii) the Third Party Purchaser on such date the Risk Retention Certificates, having an aggregate initial certificate balance of $85,414,368, (iii) the Loan-Specific Initial Purchasers on such date the Offered Loan-Specific Certificates, having an aggregate initial certificate balance of $139,080,000, (iv) the VRR Interest Holder on such date the VRR Interest, having an initial certificate balance of $33,000,000 and (v) the 225B-VRR Interest Holder on such date the 225B VRR Interest, having an initial certificate balance of $7,320,000, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-226123) was originally declared effective on September 11, 2018.

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In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The Risk Retention Certificates were sold to the Third Party Purchaser for $34,791,339 (representing approximately 2.56% of the aggregate fair value of all ABS Interests issued by the Benchmark 2019-B14 Mortgage Trust, based on actual sale prices and finalized tranche sizes) pursuant to the credit risk retention agreement.

Given that initial outstanding principal balance of the VRR Interest constitutes 2.50% of the ABS interest issued by the Issuing Entity (other than the Offered Loan-Specific Certificates and the 225B-VRR Interest) (“ABS Interest”), the Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $33,945,983 (representing 2.50% of the aggregate fair value of all ABS Interests issued by the Issuing Entity), excluding accrued interest. The Retaining Sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of Regulation RR with respect to the Benchmark 2019-B14 Mortgage Trust, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $67,891,966 (representing 5% of the aggregate fair value of all ABS Interests), excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated October 30, 2019 and as filed with the Securities and Exchange Commission on October 30, 2019 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of November 5, 2019, between J.P. Morgan Chase Commercial Mortgage Securities Corp., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of November 1, 2019, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of June 13, 2019, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.
4.3	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.4	Pooling and Servicing Agreement, dated as of October 1, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.5	Pooling and Servicing Agreement, dated as of July 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.6	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated November 21, 2019.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated November 21, 2019 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 6, 2019.
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99.1	Mortgage Loan Purchase Agreement, dated as of November 21, 2019, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and JPMorgan Chase Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated as of November 21, 2019, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, dated as of November 21, 2019, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and German American Capital Corporation.
99.4	Agreement Between Noteholders, dated as of November 18, 2019, by and between DBR Investments Co. Limited, as initial Note A-1 Holder, DBR Investments Co. Limited, as initial Note A-2 Holder, UBS AG, by and through its Branch Office at 1285 Avenue of the Americas, New York, New York, as initial Note A-3 Holder, UBS AG, by and through its Branch Office at 1285 Avenue of the Americas, New York, New York, as initial Note A-4 Holder, DBR Investments Co. Limited, as initial Note A-5 Holder, DBR Investments Co. Limited, as initial Note A-6 Holder, and DBR Investments Co. Limited, as initial Note B Holder.
99.5	Agreement Between Noteholders, dated as of November 1, 2019, by and among JPMorgan Chase Bank, National Association, as initial Note A-1-1 Holder, initial Note A-1-2 Holder, as initial Note A-1-3 Holder, and as initial Note B-1-1 Holder, and Goldman Sachs Bank USA, as initial Note A-1-4 Holder and as initial Note B-1-2 Holder.
99.6	Co-Lender Agreement, dated as of October 18, 2019, by and between JPMorgan Chase Bank, National Association, as initial note A-1 Holder, JPMorgan Chase Bank, National Association, as initial note A-2 Holder, and JPMorgan Chase Bank, National Association, as initial note A-3 Holder.
99.7	Agreement Between Noteholders, dated as of November 21, 2019, by and between DBR Investments Co. Limited, as initial Note A-1 Holder, DBR Investments Co. Limited, as initial Note A-2 Holder, DBR Investments Co. Limited, as initial Note A-3 Holder, DBR Investments Co. Limited, as initial Note A-4 Holder, DBR Investments Co. Limited, as initial Note A-5 Holder, and DBR Investments Co. Limited, as initial Note B Holder.
99.8	Co-Lender Agreement, dated as of October 21, 2019, by and between Citi Real Estate Funding Inc., as initial Note A-1 Holder, Citi Real Estate Funding Inc., as initial Note A-2 Holder, and Citi Real Estate Funding Inc., as initial Note A-3 Holder.
99.9	Co-Lender Agreement, dated as of November 1, 2019, by and between Citi Real Estate Funding Inc., as initial Note A-1 Holder, Citi Real Estate Funding Inc., as initial Note A-2 Holder, and Citi Real Estate Funding Inc., as initial Note A-3 Holder.
99.10	Co-Lender Agreement, dated as of June 13, 2019, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-5 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-6 Holder and JPMorgan Chase Bank, National Association, as Initial Note B-1 Holder.
99.11	Agreement Between Note Holders, dated as of October 23, 2019, by and between Wells Fargo Bank, National Association, as initial Note A-1 Holder, initial Note A-2 Holder and initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as initial Note A-4 Holder, initial Note A-5 Holder, initial Note A-6 Holder and initial Note A-7 Holder.
99.12	Co-Lender Agreement, dated as of September 12, 2019, by and between JPMorgan Chase Bank, National Association, as initial Note A-1 Holder and JPMorgan Chase Bank, National Association, as initial Note A-2 Holder.
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99.13	Co-Lender Agreement, dated as of October 24, 2019, by and between JPMorgan Chase Bank, National Association, as initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as initial Note A-3 Holder.
99.14	Agreement Between Note Holders, dated as of July 3, 2019, by and between Morgan Stanley Bank, N.A., as note A-1 holder, Wells Fargo Bank, National Association, as note A-2 holder, JPMorgan Chase Bank, National Association, as note A-3 holder, Goldman Sachs Bank USA, as note A-4 holder, and CPPIB Credit Investments II Inc., as note B holder.
99.15	Agreement Between Note Holders, dated as of October 23, 2019, by and between Wells Fargo Bank, National Association, as initial Note A-1 Holder, initial Note A-2 Holder and initial Note A-3 Holder, Bank of America, National Association, as initial Note A-4 Holder, initial Note A-5 Holder and initial Note A-6 Holder, and JPMorgan Chase Bank, National Association, as initial Note A-7 Holder.
99.16	Co-Lender Agreement, dated as of October 22, 2019, by and between JPMorgan Chase Bank, National Association, as initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as initial Note A-2 Holder.
99.17	Co-Lender Agreement, dated as of September 10, 2019, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder.
99.18	Amended and Restated Agreement Between Note Holders, dated as of November 20, 2019, by and between Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders Of Ubs Commercial Mortgage Trust 2019-C17, Commercial Mortgage Pass-Through Certificates, Series 2019-C17, as Note A-1-1 Holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of Wells Fargo Commercial Mortgage Trust 2019-C53, Commercial Mortgage Pass-Through Certificates, Series 2019-C53, as Note A-1-2 Holder, and JPMorgan Chase Bank, National Association, as initial Note A-2-1-A Holder, initial Note A-2-1-B Holder, initial Note A-2-2-A Holder, initial Note A-2-2-B Holder and initial Note A-2-3 Holder.
99.19	Co-Lender Agreement, dated as of September 17, 2019, by and among JPMorgan Chase Bank, National Association, as initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as initial Note A-2 Holder and JPMorgan Chase Bank, National Association, as initial Note A-3 Holder.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Harris Rendelstein
Name: Harris Rendelstein Title: Vice President

Dated: November 21, 2019

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